UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 20, 2011

NN, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-23486	62-1096725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Waters Edge Drive, Johnson City, Tennessee		37604
(Address of principal executive offices)		(Zip Code)
(423) 743-9151
(Registrant's telephone number, including area code) (Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 20, 2011,  NN, Inc. (the "Company") entered into a second amendment ("Amendment No. 2") to its Third Amended and Restated Note Purchase and Shelf Agreement ("Note Purchase Agreement") with Prudential Insurance Company of America ("Prudential") to extend the issuance period on its existing fixed rate notes and to reduce the interest rate from 6.7% to 5.39%. The Company had approximately $17.1 million outstanding under the notes as of the date of the Amendment.

Pursuant to Amendment No. 2, on December 20, 2011, Prudential purchased a Series B Note from the Company in the principal amount of $20 million. The Series B Note bears  an interest rate of 4.64% and matures on December 20, 2018. The Series B Note is interest-only for the first two years followed by four equal annual principal payments beginning on December 20, 2014.

The Series B Note is subject to the terms and conditions in the Note Purchase Agreement. The Note Purchase Agreement contains standard provisions relating to the default and acceleration of the Company's payment obligations upon the occurrence of an event of default, including: (i) the failure to pay principal or interest; (ii) failure to comply with specified agreements, covenants, or obligations; and (iii) commencement of bankruptcy or other insolvency proceedings by or against the Company.

The foregoing summary of the Series B Note and the Amendment No. 2 set forth in this Item 1.01 is qualified in its entirety by reference to the text of the Series B Note and the Amendment No. 2, copies of which are incorporated by reference herein as Exhibits 4.1 and 10.2. The foregoing summary of the Note Purchase Agreement is qualified in its entirety by reference to the text of (i) the Note Purchase Agreement, a copy of which was filed pursuant to the Company's Current Report on Form 8-K filed December 27, 2010, and incorporated by reference herein; and (ii) Amendment No.1 to the Note Purchase Agreement filed herein as Exhibit 10.1.

Item 2.03CREATION OF A FINANCIAL OBLIGATION

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01OTHER EVENTS

Exhibit 99.1 is furnished pursuant to this Item 8.01 and is not considered "filed" under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any of the previous or future filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No. Description

4.1  Series B Note

10.1Amendment No.1 to Third Amended and Restated Note Purchase and Shelf Agreement.

10.2Amendment No. 2 to Third Amended and Restated Note Purchase and Shelf Agreement.

10.3Amendment No.1 to Second Amended and Restated Credit Agreement.

10.4Amendment No. 2 to Second Amended and Restated Credit Agreement.

99.1Press Release of NN, Inc. dated December 20, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2011

NN, Inc.

By:	/s/ William C. Kelly, Jr.
Name William C. Kelly, Jr.
Title Vice President and Chief
Administrative Officer